UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 29, 2025

Redfin Corporation
(Exact name of registrant as specified in its charter)

Delaware		001-38160	74-3064240
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

1099 Stewart Street	Suite 600
Seattle	WA		98101
(Address of principal executive offices)			(Zip Code)

(206)	576-8333
Registrant's telephone number, including area code

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDFN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01. Other Events.
On May 5, 2025, Redfin Corporation (“Redfin” or the “Company”) filed a Definitive Proxy Statement on Schedule 14A (the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “SEC”), in connection with the Agreement and Plan of Merger (the “Merger Agreement”), dated March 9, 2025, by and among Rocket Companies, Inc. (“Rocket”), a Delaware Corporation, Neptune Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of Rocket, and Redfin. The special meeting of Redfin stockholders will be held virtually on June 4, 2025, at 10:00 a.m. Pacific Time, to act on the proposal to adopt the Merger Agreement (such proposal, the “Merger Proposal”), as disclosed in the Definitive Proxy Statement, as well as the other proposals described therein.
Litigation Related to the Merger
It is typical for purported stockholders to file complaints concerning public merger transactions, and on May 6, 2025, a purported individual stockholder of Redfin filed a complaint in the Supreme Court of the State of New York, County of New York, captioned Miller v. Redfin, 652823/2025 (“Miller”), naming as defendants the Company and each member of the Company’s Board of Directors (the “Board”). On May 7, 2025, an additional case was filed by a purported individual stockholder of Redfin in the Supreme Court of the State of New York, County of New York, captioned Jones v. Redfin, 652851/2025 (“Jones”). On May 9, 2025, an additional case was filed by a purported individual stockholder of Redfin on behalf of himself and others similarly situated in the United States District Court for the Western District of Washington, captioned Morano v. Redfin, No. 25-cv-883 (“Morano”). On May 13, 2025, an additional case was filed by a purported stockholder of Redfin in Washington Superior Court, County of King, captioned Paul Berger Revocable Trust v. Bass, No. 25-2-14371-6 SEA (“Berger”). The Miller, Jones, Morano, and Berger complaints, and any similar subsequently filed actions involving the Company, the Board or any committee thereof and/or any of the Company’s directors or officers relating directly or indirectly to the Merger Agreement, the Merger Proposal or any related transaction, are referred to as the “Merger Litigations.”

The Merger Litigations filed to date generally allege that the Definitive Proxy Statement is materially incomplete and misleading by allegedly failing to disclose purportedly material information. The Miller and Jones matters assert claims for negligent misrepresentation and concealment, and negligence under New York law against the Company and the Board. The Morano matter asserts violations of Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a-9 promulgated thereunder against Redfin, its Board, and Rocket; violations of Section 20(a) of the Exchange Act against the Board; and claims for breach of fiduciary duties of care/candor and disclosure under Delaware law against the Board. The Berger matter brings claims for negligent misrepresentation and concealment, and negligence under Washington law against the Company, its Board, and Rocket, and claims under Section 21.20.010 of the Revised Code of Washington against Rocket. The Merger Litigations seek, among other things: an injunction enjoining the stockholder vote; rescission of the Merger if consummated; costs of the action, including attorneys’ fees and experts’ fees and expenses; an order directing the filing of a proxy statement that does not contain any untrue statements of material fact; in the Berger matter, a declaratory order that the defendants negligently misrepresented, concealed and omitted facts in the Definitive Proxy Statement, and/or aided and abetted the same; and any other relief the court may deem just and proper.
Redfin cannot predict the outcome of each Merger Litigation, nor can Redfin predict the amount of time and expense that will be required to resolve each Merger Litigation. Redfin believes that the Miller, Jones, Morano, and Berger cases are without merit, that no supplemental disclosures are required under applicable law, and that the requested additional disclosures are immaterial. Redfin and its directors intend to vigorously defend against each Merger Litigation and any subsequently filed similar actions. It is possible that additional similar complaints could be filed in connection with the Merger. Redfin cannot estimate the possible loss or range of loss from the Merger Litigations. If any additional complaints are filed, absent new or significantly different allegations, Redfin will not necessarily disclose such additional filings.
In addition, it is typical to receive multiple demand letters from purported stockholders in public merger transactions, and from April 21, 2025 through May 28, 2025, 14 purported stockholders of Redfin sent demand letters regarding the preliminary proxy statement contained in the registration statement on Form S-4 (the “Registration Statement”) of Rocket filed with the SEC on May 1, 2025, and the Definitive Proxy Statement (the “Demand Letters”). Based on the same core allegations as the Merger Litigations, the Demand Letters request that the Company disseminate corrective disclosures in an amendment or supplement to the preliminary proxy statement contained in the Registration Statement filed with the SEC on May 1, 2025 or the Definitive Proxy Statement. Redfin believes that the Demand Letters are without merit, that no supplemental disclosures are required under applicable law, and that the requested additional disclosures are immaterial.
Redfin and all defendants in the Merger Litigations deny all allegations in the Merger Litigations and the Demand Letters and believe that no additional disclosure is required in the Definitive Proxy Statement. However, in order to moot the disclosure claims, avoid nuisance, cost and distraction, and with the goal of precluding any effort to delay Redfin’s meeting of stockholders or the closing of the Merger, including pursuant to motions for preliminary injunction filed in the Berger and Morano cases, Redfin hereby makes additional disclosures (the “Supplemental Disclosures”) to supplement the disclosures contained in the Definitive Proxy Statement. Redfin and all defendants in the Merger Litigations deny that they have violated any laws or breached any duties to Redfin stockholders in connection with the Definitive Proxy Statement, and none of the Supplemental Disclosures nor any other disclosure in this Current Report on Form 8-K should be construed as an admission of the legal necessity or materiality under applicable laws of any Supplemental Disclosures. This decision to make the Supplemental Disclosures will not affect the merger consideration to be paid in connection with the Merger or the timing of the meeting of Redfin’s stockholders. The Supplemental Disclosures are included below and should be read in conjunction with the Definitive Proxy Statement.

Supplemental Disclosures

Supplement to Definitive Proxy Statement

All page references used herein refer to pages in the Definitive Proxy Statement before any additions or deletions resulting from the supplemental disclosures, and capitalized terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement. Underlined and bolded text shows text being added to a referenced disclosure in the Definitive Proxy Statement. These definitive additional materials are incorporated into, and amend and/or supplement, the Definitive Proxy Statement as provided herein. Except as specifically noted herein, the information set forth in the Definitive Proxy Statement remains unchanged.

1.The disclosure in the first paragraph under the heading “The Merger—Redfin Management Unaudited Prospective Financial Information” on page 52 of the Definitive Proxy Statement is hereby amended and supplemented by replacing in its entirety with the following (new language bold and underlined):
Redfin does not as a matter of course publicly disclose long term projections as to future performance, operating income or other financial results. However, Redfin’s management prepared certain financial projections through the year ending December 31, 2035 (the “Projections”) and projections of certain net loss carryforwards through the year ending December 31, 2024 (the “NOL Projections”) that were utilized in connection with the Merger. The Projections are included in this proxy statement/prospectus only because (1) portions of the Projections through the year ending December 31, 2029 were made available to Rocket in connection with Rocket’s due diligence review of Redfin; (2) the Projections were made available to the Redfin Board in connection with its consideration of the Merger; and (3) the Projections were also made available to Goldman Sachs, Redfin’s financial advisors, as more fully described below under the section titled “The Merger — Opinion of Redfin’s Financial Advisor” beginning on page 54. The Projections are not included in this proxy statement/prospectus to influence any stockholder to make any investment decision with respect to the Merger.
2.The disclosure on page 54 of the Definitive Proxy Statement, in the section entitled “The Merger—Redfin Management Unaudited Prospective Financial Information” is hereby supplemented by adding the following after the table of “Projections” with the following (new language bold and underlined):

The following table presents a portion of the NOL Projections (in millions):

	FY2025	FY2026	FY2027	FY2028	FY2029	FY2030	FY2031	FY2032	FY2033	FY2034
Cash Tax Savings from Federal NOL Utilization	—	—	14	25	31	45	39	—	—	—
3.The disclosure under the heading “The Merger—Opinion of Redfin’s Financial Advisor— Illustrative Present Value of Future Share Price Analysis” on page 57 of the Definitive Proxy Statement is hereby amended and supplemented by replacing in its entirety with the following (new language bold and underlined and deleted language struck through):

Illustrative Present Value of Future Share Price Analysis. Using the Projections, Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per share of Redfin common stock. For this analysis, Goldman Sachs first calculated the implied enterprise value for Redfin as of December 31 for each of the fiscal years 2025 through 2027, by applying a range of multiples of illustrative enterprise value (“EV”) to estimates of Redfin’s NTM Gross Profit (“EV/NTM Gross Profit”) of 3.5x to 5.5x for each of the fiscal years 2025 through 2027. This illustrative range of EV/NTM Gross Profit multiple estimates was derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical EV/NTM Gross Profit multiples for Redfin.
Goldman Sachs then subtracted the amount of Redfin’s total debt of $900 million and added the amount of Redfin’s cash (taking into account the Net RPA Amount), cash equivalents and loans held for sale ~~for each~~of $260 million, $316 million and $457 million for the fiscal years 2025 ~~through~~, 2026 and 2027, respectively, each as provided by and approved for Goldman Sachs’s use by the management of Redfin, from the respective implied enterprise values in order to derive a range of illustrative equity values as of December 31 for Redfin for each of the fiscal years 2025 through 2027. Goldman Sachs then divided these implied equity values by the projected year-end number of fully diluted outstanding shares of Redfin common stock ~~each~~of 142.2 million, 145.8 million and 149.4 million for the fiscal years 2025 ~~through~~, 2026 and 2027, respectively, calculated using information provided by and approved for Goldman Sachs’s use by the management of Redfin, to derive a range of implied future values per share of Redfin common stock (excluding dividends). Goldman Sachs then discounted these implied future equity values per share of Redfin common stock to December 31, 2024, using an illustrative discount rate of 18.0%, reflecting an estimate of Redfin’s cost of equity. Goldman Sachs derived such discount rate by application of CAPM, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values of $6.00 to $12.85 per share of Redfin common stock.
4.The disclosure in the third paragraph on page 58 of the Definitive Proxy Statement, in the section entitled “The Merger—Opinion of Redfin’s Financial Advisor” is hereby amended and supplemented by replacing in its entirety with the following (new language bold and underlined):

Goldman Sachs and its affiliates are engaged in advisory, underwriting, lending and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of Redfin, Rocket, any of their respective affiliates and third parties, including RHI or any currency or commodity that may be involved in the transaction contemplated by the Merger Agreement. As of March 9, 2025, none of Goldman Sachs Investment Banking, the Goldman Sachs Alternatives business unit (“Alternatives”) (each of which operate on the private side of Goldman Sachs’ informational wall) or any funds managed by either Goldman Sachs Investment Banking or Alternatives had a direct equity investment in Redfin or Rocket or any of their respective majority-owned subsidiaries. Goldman Sachs Investment Banking has an existing lending relationship with Rocket and/or its subsidiaries in a revolving credit facility that has remained undrawn since March 9,

2023 (with respect to which Goldman Sachs and its affiliates have received commitment and upfront fees substantially less than Goldman Sachs’ compensation in connection with the Merger). Goldman Sachs acted as financial advisor to Redfin in connection with, and participated in certain of the negotiations leading to, the transaction contemplated by the Merger Agreement. During the two-year period ended March 9, 2025, Goldman Sachs Investment Banking has not been engaged by Redfin or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. During the two-year period ended March 9, 2025, Goldman Sachs Investment Banking has not been engaged by Rocket or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. During the two-year period ended March 9, 2025, Goldman Sachs Investment Banking has not been engaged by RHI or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. Goldman Sachs may in the future provide financial advisory and/or underwriting services to Redfin, Rocket, RHI and their respective affiliates and, as applicable, portfolio companies, for which Goldman Sachs Investment Banking may receive compensation.
5.The disclosure under the heading “The Merger—Interests of Redfin’s Directors and Executive Officers in the Merger—Arrangements between Redfin Executive Officers and Rocket” on page 64 of the Definitive Proxy Statement is hereby amended and supplemented by replacing in its entirety with the following (new language bold and underlined):

As of the date of this proxy statement/prospectus, none of Redfin’s directors or executive officers have entered into, or committed to enter into, any arrangement or other understanding regarding continued employment or service with Rocket following the Merger. While it is possible that Rocket may enter into such arrangements in the future, there can be no assurances that any such arrangements will be agreed upon, or if so, the terms and conditions of any such arrangements. If Rocket or its affiliates and Redfin’s executive officers do not enter into agreements regarding employment with Rocket or its affiliates, then Redfin’s executive officers will remain subject to their existing arrangements with Redfin. Furthermore, though as noted in Redfin’s public statements, it is expected that Mr. Kelman will continue to lead the Redfin business, as of the date of this proxy statement/prospectus, none of Redfin’s directors or executive officers have entered into any agreement with respect to service with, or the right to purchase or participate in the equity of, Rocket or one or more of its affiliates.
Additional Supplemental Disclosures

As of the date of these Supplemental Disclosures, none of Redfin’s directors or executive officers have entered into, or committed to enter into, any arrangement or other understanding regarding continued employment or service with Rocket following the Merger. While it is possible that Rocket may enter into such arrangements in the future, there can be no assurances that any such arrangements will be agreed upon, or if so, the terms and conditions of any such arrangements. If Rocket or its affiliates and Redfin’s executive officers do not enter into agreements regarding employment with Rocket or its affiliates, then Redfin’s executive officers will remain subject to their existing arrangements with Redfin. Furthermore, though as noted in Redfin’s public statements, it is expected that Mr. Kelman will continue to lead the Redfin business, as of the date of these Supplemental Disclosures, none of Redfin’s directors or executive officers have entered into any agreement with respect to service with, or the right to purchase or participate in the equity of, Rocket or one or more of its affiliates.

Forward-Looking Statements

This communication contains statements herein regarding the proposed transaction between Rocket and Redfin; future financial and operating results; benefits and synergies of the transaction; future opportunities for the combined company; the conversion of equity interests contemplated by the Merger Agreement entered into by Rocket and Redfin on March 9, 2025; the issuance of common stock of Rocket contemplated by the Merger Agreement; the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions and any other statements about future expectations that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities

Act of 1933 and Section 21E of the Exchange Act. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of words "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "will," "would" and, in each case, their negative or other various or comparable terminology. Such forward-looking statements are based upon current beliefs, expectations and discussions related to the proposed transaction and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements.
Risks and uncertainties include, among other things, (i) the risk that the proposed transaction may not be completed in a timely basis or at all, which may adversely affect Rocket's and Redfin's businesses and the price of their respective securities; (ii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, including stockholder approval by Redfin's stockholders, and the potential failure to satisfy the other conditions to the consummation of the proposed transaction; (iii) the effect of the announcement, pendency or completion of the proposed transaction on each of Rocket's or Redfin's ability to attract, motivate, retain and hire key personnel and maintain relationships with lead agents, partner agents and others with whom Rocket or Redfin does business, or on Rocket's or Redfin's operating results and business generally; (iv) that the proposed transaction may divert management's attention from each of Rocket's and Redfin's ongoing business operations; (v) the risk of any legal proceedings related to the proposed transaction or otherwise, including the risk of the Merger Litigations or other stockholder litigation in connection with the proposed transaction, or the impact of the proposed transaction thereupon, including resulting expense or delay; (vi) that Rocket or Redfin may be adversely affected by other economic, business and/or competitive factors; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require payment of a termination fee; (viii) the risk that restrictions during the pendency of the proposed transaction may impact Rocket's or Redfin's ability to pursue certain business opportunities or strategic transactions; (ix) the risk that the anticipated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; (x) the impact of legislative, regulatory, economic, competitive and technological changes; (xi) risks relating to the value of Rocket securities to be issued in the proposed transaction; (xii) the risk that integration of the Rocket and Redfin businesses post-closing may not occur as anticipated or the combined company may not be able to achieve the growth prospects expected from the transaction; and (xiii) the effect of the announcement, pendency or completion of the proposed transaction on the market price of the common stock of each of Rocket and Redfin.
These risks, as well as other risks related to the proposed transaction, are described in the Registration Statement filed with the SEC, which became effective on May 5, 2025 and a prospectus of Rocket and a proxy of Redfin included therein (the “Proxy Statement/ Prospectus”) in connection with the proposed transaction. While the list of factors presented here and the list of factors presented in the Registration Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Additional factors that may affect future results are contained in each company's filings with the SEC, including each company's most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at the SEC's website http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed.
Important Information for Investors and Stockholders
In connection with the proposed transaction, Rocket filed with the SEC the Registration Statement on Form S-4, containing the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been delivered to stockholders of Redfin. Investors and security holders of Rocket and Redfin are urged to read the Registration Statement and any other relevant documents filed with the SEC, including the Proxy Statement/Prospectus that forms a part of the Registration Statement, because they contain important information about Rocket, Redfin, the proposed transaction and related matters. Investors and security holders of Rocket and Redfin may obtain copies of the Registration Statement and the Proxy Statement/Prospectus, as well as other filings with the SEC that will be incorporated by reference into such documents, containing information about Rocket and Redfin, without charge, at the SEC's website (http://www.sec.gov). Copies of the documents filed with the SEC by Rocket are available free of charge under the SEC Filings heading of the Investor Relations section of Rocket's website at ir.rocketcompanies.com.

Copies of the documents filed with the SEC by Redfin are available free of charge under the SEC Filings heading of the Investor Relations section of Redfin's website investors.redfin.com.
Participants in the Solicitation
Rocket and Redfin and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Redfin's stockholders in respect of the transaction under the rules of the SEC. Information regarding Rocket's directors and executive officers is available in Rocket's Annual Report on Form 10-K for the year ended December 31, 2024, as amended by Form 10- K/A Amendment No. 1 (the “Rocket 10-K/A”) filed with the SEC on April 28, 2025, and other documents subsequently filed by Rocket with the SEC, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Rocket’s securities by Rocket’s directors or executive officers from the amounts described in the Rocket 10-K/A have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Rocket 10-K/A and are available at the SEC’s website at www.sec.gov. Information regarding Redfin's directors and executive officers is available in Redfin's Annual Report on Form 10-K for the year ended December 31, 2024, as amended by Form 10-K/A Amendment No. 1 (the “Redfin 10-K/A”) filed with the SEC on April 25, 2025, and other documents subsequently filed by Redfin with the SEC, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Redfin’s securities by Redfin’s directors or executive officers from the amounts described in the Redfin 10-K/A have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Redfin 10-K/A and are available at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants is included in the Registration Statement containing the Proxy Statement/Prospectus and other relevant materials filed with the SEC.
No Offer or Solicitation
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Redfin Corporation
(Registrant)

Date: May 29, 2025	/s/ Chris Nielsen
Chris Nielsen
Chief Financial Officer